Exhibit 99.1

AGREEMENT

This Agreement (this “Agreement”) is entered into effective as of May 30, 2014 by and between RIMA Senvest Management, LLC (“RIMA”), Senvest Master Fund, L.P. (“Master Fund”), Richard Mashaal, (“Richard”), Senvest International L.L.C. (“International,” and together with RIMA, Master Fund, Richard and any Affiliate or Associate thereof, “Senvest”) and Senomyx, Inc., a Delaware corporation (the “Company”).  Capitalized terms not defined herein will have the meaning given in the Rights Agreement between the Company and Mellon Investor Services LLC, as Rights Agent, dated as of February 14, 2005 and amended as of the date of this Agreement (the “Rights Agreement”).

A.                                    As of the date of this Agreement, Senvest had Beneficial Ownership in the aggregate, of approximately 6,352,605 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), or approximately 14.94% of the Company’s outstanding Common Stock.

B.                                    Senvest has indicated to the Company that it desires to purchase additional shares of the Common Stock that would cause Senvest’s Beneficial Ownership to exceed 15% but not exceed 20% of the issued and outstanding shares of the Common Stock.

C.                                    Pursuant to Section 1(a) of the Rights Agreement, a Person who becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock is an “Acquiring Person” for purposes of the Rights Agreement.

D.                                    The Company has determined that purchases of a limited number of additional shares of Common Stock by Senvest pursuant to the terms of this Agreement would not be inconsistent with the purpose and intent of the Board of Directors in adopting the Rights Agreement.

Accordingly, in consideration of the foregoing premises and the mutual covenants, representations and warranties contained in this Agreement, Senvest and the Company agree as follows:

1.                                      Representations and Warranties of Senvest.  RIMA, Master Fund, Richard and International jointly and severally represent and warrant to, and agree with, the Company as follows:

(a)                                 As of the date hereof, Senvest has Beneficial Ownership of an aggregate of 6,352,605 shares of the Common Stock (the “Original Shares”) constituting approximately 14.94% of the issued and outstanding shares of the Common Stock (the “Original Percentage Stake”), subject to such disclaimers of Beneficial Ownership by Senvest that may have been made pursuant to the Schedule 13G filed by Senvest on February 10, 2014.

(b)                                 As of the date hereof, Senvest’s Beneficial Ownership of the Common Stock does not exceed 15% of the issued and outstanding Common Stock.

(c)                                  Each Senvest entity has received a copy of, and is familiar with the terms of, the Rights Agreement.

(d)                                 The Original Shares were acquired (i) in the ordinary course of business solely for investment purposes, (ii) not for the purpose of, and do not have the effect of, changing or influencing the control of the Company and (iii) not in connection with or as a participant in any transaction having such purposes or effect set forth in cause (ii).

(e)                                  With the exception of RIMA’s, Master Fund’s and International’s clients, and their respective fiduciaries, to the knowledge of RIMA, Master Fund, Richard and International, no Person other than Senvest is a Beneficial Owner of any of the Original Shares.

(f)                                   Any additional shares of the Common Stock purchased by Senvest or their affiliates after the date hereof (the “Additional Shares,” and together with the Original Shares, the “Senvest Shares”) will be acquired (i) in the ordinary course of business solely for investment purposes, (ii) not for the purpose of, or with the effect of, changing or influencing the control of the Company and (iii) not in connection with or as a participant in any transaction having such purpose or effect set forth in cause (ii).

(g)                                  The Company has not induced, and is not inducing, Senvest or their affiliates, or the clients of RIMA, Master Fund or International, to purchase any additional shares of the Common Stock and has not made and is not making any representation to Senvest or the clients of RIMA, Master Fund or International as to the value of the Common Stock, the suitability of the Common Stock for investment by Senvest or the clients of RIMA, Master Fund or International, or the past or future results of the Company’s business and operations.

(h)                                 Each of RIMA, Master Fund and International has the right to vote all shares of the Common Stock Beneficially Owned by their respective clients without having to solicit voting instructions, directions or proxies from their respective clients, and will hold all such voting rights with respect to any Additional Shares of the Common Stock that it acquires.

2.                                      Voting of Shares.

(a)                                 To the extent and for so long as Senvest is or becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock, Senvest shall cause all shares of Common Stock so Beneficially Owned by Senvest in excess of 15% of the issued and outstanding Common Stock (the “Excess Shares”) to be voted in the manner in which the Board of Directors has recommended to the stockholders generally in any proxy or consent solicitation to the stockholders of the Company.

(b)                                 To secure Senvest’s obligations to vote the Excess Shares in accordance with Section 2(a) above during the term of this Agreement, Senvest hereby irrevocably (to the fullest extent permitted by law) appoints the Chairman of the Board of Directors and the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as Senvest’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Excess Shares in accordance with Section 2(a) above and to execute all appropriate instruments consistent with Section 2(a) above on behalf of Senvest if, and only if, Senvest fails to vote all of the Excess Shares in accordance with Section 2(a) above within three (3) Business Days after its receipt of a proxy card with respect to such shares (which failure includes, but is not limited to, Senvest voting the Excess Shares contrary to the recommendation of the Board of Directors in any proxy or consent solicitation to the stockholders of the Company).  Senvest shall cause to be delivered additional proxies in accordance with foregoing sentence on behalf of the record owner of any Excess Shares that are Beneficially Owned, but not of record, by Senvest.  The proxy and power granted by Senvest pursuant to this Section are coupled with an interest and are given to secure the performance of their respective duties under this Agreement.  Each such proxy and power will be irrevocable until the termination of this Agreement.  The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Excess Shares.  The proxy and power shall be binding upon the successors and assigns of RIMA, Master Fund and International (including any transferee of any of the Excess Shares, so long as they remain Excess Shares pursuant to the terms of this Agreement).  Senvest shall, at its own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Section 2.  Additionally, Senvest shall provide the Company with written notice that it has voted the Excess Shares in accordance with Section 2(a) above within three (3) Business Days after doing so.

3.                                      Sale of Shares.

(a)                                 To the extent and for so long as Senvest is or becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock, in the event that Senvest proposes to sell in a bona fide transaction any shares of the Common Stock other than a sale (x) in a “brokers’ transaction” (as defined in Rule 144(g) promulgated under the Securities Act of 1933, as amended), (y) in a transaction directly with a “market maker” (as defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended) or (z) in a transaction with any Person that Senvest reasonably believes to be purchasing such shares in the ordinary course of business solely for investment purposes and not for the purpose of, or with the effect of, changing or influencing the control of the Company and which Person will own less than one percent (1.0%) of the issued and outstanding Common Stock following the transaction, then Senvest shall provide to the Company not less than five (5) Business Days prior written notice of such proposed transaction, specifying the number of shares of the Common Stock proposed to be sold, the price at which such shares are to be sold and the proposed purchaser of such shares, and shall only complete such sale with the prior written consent of the Company (the “Consent”), such Consent to be provided or withheld at the Company’s sole discretion and without regard to the economic consequences of providing or withholding such Consent; provided, however, such Consent shall not be unreasonably withheld if the buyer will own less than one percent (1.0%) of the issued and outstanding Common Stock following the transaction.  Senvest hereby waives any claim against the Company, its subsidiaries and their affiliates that arises out of or relates to the providing or withholding of any Consent.

(b)                                 To the extent and for so long as Senvest is or becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock, except to the extent required under currently existing written agreements with RIMA’s, Master Fund’s and International’s clients, Senvest will not short any shares of the Company’s stock and will use its reasonable efforts to prevent the Senvest Shares from being margined, loaned or otherwise made available for short sales.

4.                                      Standstill.  Senvest agrees that, prior to the date that is three (3) years from the effective date of this Agreement (the “Standstill Period”), it shall not:

(a)                                 make, effect, initiate, cause or participate in, at any time without the prior written consent of the Company, (i) any acquisition of Beneficial Ownership of the Common Stock resulting in an increase in its aggregate Beneficial Ownership of the Common Stock to a number of shares representing 20% or more of the outstanding shares of the Common Stock, (ii) any acquisition of any assets of the Company or any assets of any subsidiary or other affiliate of the Company, (iii) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any subsidiary or other affiliate of the Company, or involving any securities or assets of the Company or any securities or assets of any subsidiary or other affiliate of the Company, other than (x) any tender of shares of the Common Stock in an issuer tender offer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a third party tender offer under the Exchange Act that is recommended by a majority of the current directors of the Company (the “Current Directors”), directors appointed or elected upon the recommendation of the current directors (“Subsequent Directors”) and directors appointed or elected upon the recommendation of the Current Directors and Subsequent Directors (collectively, the “Incumbent Board”) or (y) any merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction not proposed or initiated, directly or indirectly, by Senvest that is recommended by a majority of the Incumbent Board, (iv) any “solicitation” of “proxies” or stockholder consents (as such terms are defined under Regulation 14A of the Exchange Act) with respect to any securities of the Company or any of its subsidiaries or (v) any stockholder proposals or recommendations or nominations for election to the Board of Directors that would require disclosure in the Company’s proxy statement prepared in connection with its annual meetings of stockholders; provided that (subject to Section 2 hereof) Senvest may vote the Senvest Shares on proposals or nominations that Senvest did not submit for inclusion in the Company’s proxy statement;

(b)                                 form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company or any of its subsidiaries;

(c)                                  otherwise act, whether alone or in concert with others, to seek to propose to the Company, any subsidiary of the Company or any of their stockholders any merger, business combination, restructuring, recapitalization or similar transaction to or with the Company or any of its subsidiaries or otherwise seek or propose to influence or control the Company’s management or policies;

(d)                                 take any action that might require the Company to make a public announcement regarding any of the types of matters set forth in clause “(a)” or “(c)” of this sentence;

(e)                                  agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clause “(a)”, “(b)”, “(c)” or “(d)” of this sentence;

(f)                                   assist, induce or encourage any other Person to take any action of the type referred to in clause “(a)”, “(b)”, “(c)”, “(d)” or “(e)” of this sentence;

(g)                                  enter into any discussions, negotiations, arrangement or agreement with any other Person relating to any of the foregoing; or

(h)                                 request or propose that the Company or any of the Company’s representatives amend, waive or consider the amendment or waiver of any provision set forth in this Section 4.

Notwithstanding anything to the contrary in Section 4 of this Agreement, Senvest may (i) tender Senvest Shares in any tender offer made to the holders of the Company’s common stock; (ii) vote any Senvest Shares other than the Excess Shares in their exclusive discretion on any matter; and (iii) communicate on a confidential basis its intention to so tender or vote the Senvest Shares and its reasons for doing so to its investors (including but not limited to any managed accounts, the securities of which all are Beneficially Owned by Senvest) as of the date of such communication who are contractually obligated to treat such information confidentially; provided that in the case of clauses (i), (ii) and (iii) Senvest has not directly or indirectly taken any other action prohibited under in this Section 4.

Additionally, nothing in this Agreement will prevent Senvest from communicating with the Chief Executive Officer of the Company to make a proposal for or to negotiate with Senvest in respect of a tender or exchange offer, merger or other business combination, any other of the transactions described in Section 4(a)(i) involving the Company and Senvest, or any amendment or waiver of any provision of this Agreement, so long as such communication is made confidentially and does not require public disclosure.  Following the end of the Standstill Period, nothing in this Agreement shall, directly or indirectly, prevent or otherwise limit Senvest from taking any actions referred to in clauses (a)-(h) of this Section 4 or related thereto, and in each case without notice to or consultation with the Company.  The expiration of the Standstill Period will not terminate or otherwise affect any of the other provisions of this Agreement.

5.                                      Amendment to Rights Agreement.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Senvest, RIMA, Master Fund, Richard and International contained in this Agreement, the Company agrees to amend the definition of “Acquiring Person” in the Rights Agreement to provide that the percentage Beneficial Ownership of the outstanding Common Stock used to determine whether a Person constitutes an “Acquiring Person” will be 20% or more in the case of Senvest.  Simultaneously with the execution and delivery of this Agreement, appropriate officers of the Company will execute, and will cause the Rights Agent (as defined under the Rights Agreement) to execute, an amendment to the Rights Agreement in the form attached hereto as Exhibit A (the “Amendment”).  Senvest, RIMA, Master Fund, Richard and International hereby covenant and agree not to effect any purchases or sales of the Common Stock before the first Business Day after the date of filing by the Company of a Current Report on Form 8-K with the Securities and Exchange Commission reporting such Amendment.  For avoidance of doubt, the Amendment will have no effect on the definition of “Acquiring Person” with respect to any client of RIMA, Master Fund or International.

6.                                      Certain Provisions Unaffected.  It is expressly understood and agreed that, notwithstanding the terms of this Agreement or the Amendment, the Company shall not be precluded from a determination that Senvest, RIMA, Master Fund, Richard or International or any client of RIMA, Master Fund or International, is a Person causing the occurrence of a Section 11(a)(ii) event under Section 11(a)(ii) of the Rights Agreement if it is or becomes an “Acquiring Person” under the Rights Agreement as amended by the Amendment.

7.                                      Certain Statutory Matters.  RIMA, Master Fund, Richard and International understand and agree that the provisions of Section 203 of the Delaware General Corporation Law, as amended, will continue to apply to Senvest entities, as well as the clients of RIMA, Master Fund and International, and that execution and delivery of this Agreement and the Amendment on behalf of the Company do not constitute approval of any acquisition of shares of the Common Stock by RIMA, Master Fund, Richard or International or the clients of RIMA, Master Fund or International, or any other transaction, for the purposes of such Section 203 and do not result in Senvest entities or the clients of RIMA, Master Fund or International, not being, collectively or individually, an “interested stockholder” or “associate” as defined therein.  The Company, RIMA, Master Fund, Richard and International acknowledge and agree that the Company has not disclosed material nonpublic information to Senvest or any of RIMA’s, Master Fund’s or International’s clients and that the Company is under no obligation now or in the future to disclose any information (whether material or immaterial) to Senvest or any of RIMA’s, Master Fund’s or International’s clients.

8.                                      Entire Agreement and Amendment.  This Agreement contains the entire agreement among the parties with respect to the subject matter of this Agreement.  All prior and contemporaneous agreements, discussions or understandings, whether oral or written, are expressly superseded by this Agreement and are null and void.  This Agreement may not be modified, waived, discharged or amended, in whole or in part, except in writing signed by the parties.

9.                                      Termination and Effect Thereof.

(a)                                 This Agreement will terminate automatically on the earlier of (i) the termination or expiration of the Rights Agreement (as it may be amended from time to time) in accordance with its terms and any successor rights agreement that may be entered into by the Company concurrently with or prior to such expiration of the Rights Agreement which successor rights agreement permits Senvest to be the Beneficial Owner of up to 19.99% of the issued and outstanding Common Stock on substantially similar terms as the Rights Agreement, (ii) the date on which, after the purchase of any Additional Shares by Senvest, Senvest Beneficially Owns less than the Original Percentage Stake on any day as of the close of trading on the principal stock exchange on which the Common Stock is then listed or (iii) December 31, 2014 if as of such date no Additional Shares have been purchased by Senvest; provided that this Agreement shall not terminate under clause (ii) as a result of the Company increasing the number of shares of Common Stock outstanding if, within ninety (90) days after such increase has been disclosed in a filing by the Company with the Securities and Exchange Commission, Senvest purchases such number of Additional Shares such that Senvest Beneficially Owns at least the Original Percentage Stake following such purchase of Additional Shares.

(b)                                 If Senvest materially breaches its covenants, representations or agreements in this Agreement, the Company will have the right to terminate this Agreement; provided, however, that if the breach may be reasonably cured (for avoidance of doubt, a breach of Section 4 may not be reasonably cured), Senvest has been given at least ten (10) days after Senvest’s receipt of written notice of such breach from the Company to cure such breach and failed to do so; provided, further, that Section 4 hereof shall survive any such termination for as long as Senvest Beneficially owns more than 15% of the outstanding shares of the Common Stock and that any such termination will not prejudice any claim that the Company may have with respect to any breach of any representation, warranty or covenant hereunder occurring prior to such termination.

(c)                                  This Agreement shall automatically terminate at the time that Senvest no longer satisfies the requirements of Rule 13d-1(b) under the Exchange Act, as currently in effect, to report beneficial ownership on Form 13G; provided, however, that Section 4 hereof shall survive any such termination for as long as Senvest Beneficially owns more than 15% of the outstanding shares of the Common Stock.

10.                               No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

11.                               Governing Law and Venue.  This Agreement and the legal relations among the parties hereto will be governed by, construed and enforced according to the internal laws of the State of Delaware (without regard to the laws of conflict of any jurisdiction) as to all matters, including, without limitation, matters of validity, interpretation, construction, effect, performance and remedies.  The parties to this Agreement hereby consent to the personal jurisdiction of the state and federal courts located in the State of Delaware in connection with any controversy related to this Agreement.

12.                               Injunctive Relief.  Senvest acknowledges that its failure to abide by the terms of this Agreement would cause the Company irreparable harm and that any material breach or threatened material breach of this Agreement by Senvest will entitle the Company to seek injunctive relief and reasonable attorneys’ fees, in addition to any other legal remedies available to it, in any court of competent jurisdiction without the obligation to prove damages or post any bond.

13.                               Counterparts; Facsimile.  This Agreement may be executed in one or more counterparts, and each such counterpart will be deemed an original, but all such counterparts together will constitute one and the same instrument.  Facsimile signatures shall be treated the same as originals.

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The parties have caused this Agreement to be duly executed as of the day and year first above written.

RIMA SENVEST MANAGEMENT, LLC		SENOMYX, INC.

By:	/s/ Richard Mashaal	By:	/s/ John Poyhonen
Name:	Richard Mashaal	Name:	John Poyhonen
Its:	President	Its:	President and CEO

SENVEST MASTER FUND, L.P.

By:	/s/ Richard Mashaal
Name:	Richard Mashaal
Its:	President

SENVEST INTERNATIONAL L.L.C.

By:	/s/ Richard Mashaal
Name:	Richard Mashaal
Its:	President

RICHARD MASHAAL

/s/ Richard Mashaal

EXHIBIT A

AMENDMENT TO RIGHTS AGREEMENT

FIRST AMENDMENT TO RIGHTS AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the Rights Agreement (the “Agreement”) entered into as of February14, 2005, by and between SENOMYX, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE INC. (the “Rights Agent”), successor-in-interest to Mellon Investor Services LLC, is entered into as of May 30, 2014.

RECITALS

WHEREAS, Section 27 of the Agreement provides that the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Agreement without the approval of any holders of the Rights, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent;

WHEREAS, on May 30, 2014, the Company entered into an Agreement (the “Senvest Agreement”) with RIMA Senvest Management, LLC (“RIMA”), Senvest Master Fund, L.P. (“Master Fund”), Richard Mashaal, (“Richard”) and Senvest International L.L.C. (“International,” and together with RIMA, Master Fund, Richard and any Affiliate or Associate thereof, “Senvest”), pursuant to which, among other things, the Company agreed to amend the Agreement to allow Senvest to purchase additional shares of the common stock of the Company without being deemed an Acquiring Person pursuant to the Agreement (the “Stock Purchase”), with such number of shares not to meet or exceed 20% of the shares of the common stock of the Company outstanding on any given date;

WHEREAS, the Company desires to amend the Agreement in the manner set forth in this Amendment to provide that Senvest will not be deemed an Acquiring Person pursuant to the Agreement as a result of any Stock Purchase by Senvest, and the Company’s Board of Directors has approved such amendment; and

WHEREAS, pursuant to Section 27 of the Agreement, the Company has delivered to the Rights Agent a certificate signed by the Chief Executive Officer of the Company certifying that the proposed amendment to the Agreement is in compliance with the terms of Section 27 of the Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the benefits described in the Recitals hereto and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Except as otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings given to them in the Agreement.

2.                                      Section 1(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) ‘Acquiring Person’ shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares then outstanding.  Notwithstanding the foregoing, (A) the term “Acquiring Person” shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any Subsidiary of the Company or (v) any Person, together with all Affiliates and Associates of such Person, who is the Beneficial Owner of 15% or more of the Common Shares outstanding as of the Announcement Event until such time after the Announcement Event that such Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of any additional Common Shares (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Shares undertaken by the Company) and shall then Beneficially Own more than 15% of the Common Shares outstanding, and (B) no Person shall become an “Acquiring Person” either (x) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 15% or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 15% of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” (y) solely as the result of the acquisition of Common Shares directly from the Company; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares then outstanding solely by reason of share purchases directly from the Company and shall, after that date, become Beneficial Owner of any additional Common Shares without the prior written consent of the Company and shall then Beneficially Own more than 15% of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person” or (z) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests, as promptly as practicable (as determined in good faith by the Board),

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following receipt of written notice from the Company of such event, of Beneficial Ownership of (I) a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), or (II), if such Person is subject to clause (v) of this paragraph (a), then a sufficient number of Common Shares so that such Person, together with all Affiliates and Associates of such Person,  would be the Beneficial Owner of the number of Common Shares Beneficially Owned by such Person as of the Announcement Event, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 15% or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(a).

Notwithstanding the foregoing, during the term of the agreement dated May 30, 2014 by and among RIMA Senvest Management, LLC (“RIMA”), Senvest Master Fund, L.P. (“Master Fund”), Richard Mashaal, (“Richard”) and Senvest International L.L.C. (“International,” and together with RIMA, Master Fund, Richard and any Affiliate or Associate thereof, “Senvest”) and the Company, Senvest shall not be deemed to be an Acquiring Person for purposes of this Agreement unless and until Senvest, together with all Affiliates and Associates thereof, is the Beneficial Owner of 20% or more of the Common Shares then outstanding; provided, however, that Senvest shall also not become an Acquiring Person as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by Senvest to 20% or more of the Common Shares then outstanding; and provided further, that if Senvest shall become the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 20% of the Common Shares then outstanding, then Senvest shall be deemed to be an Acquiring Person. The provisions of this paragraph shall terminate and be of no further force and effect upon the termination of the agreement dated May 30, 2014 by and among Senvest and the Company pursuant to Section 9 of such agreement.”

3.                                      The notice address of the Rights Agent in Section 26 of the Agreement is hereby amended and restated in its entirety as follows:

Computershare Inc.

330 N. Brand Blvd, Suite 701,

Glendale, California 91203

Attention: Client Services

with a copy to:

Computershare Inc.

250 Royall Street

Canton, Massachusetts 02021

Attention: General Counsel

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4.                                      This Amendment shall be deemed to be a contract made under the laws of the state of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

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The foregoing FIRST AMENDMENT TO RIGHTS AGREEMENT is hereby executed and consented to as date set forth above.

SENOMYX, INC.		COMPUTERSHARE INC.

By:	/s/ John Poyhonen	By:	/s/ Dennis V. Moccia

Print Name:	John Poyhonen	Print Name:	Dennis V. Moccia

Title:	President and CEO	Title:	Manager, Contract Administration

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